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                        SUPPLEMENT DATED OCTOBER 7, 2002
                                       TO
                    PROSPECTUSES DATED MAY 1, 2002 OR LATER

This Supplement is intended to be distributed with current prospectuses (dated May 1, 2002 or later) for certain variable life insurance contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company ("Product Prospectuses") and with the prospectus dated May 1, 2002 for the John Hancock Variable Series Trust I ("Variable Series Trust") that accompanies the Product Prospectuses.

The variable life insurance prospectuses involved bear the title "FLEX-V1," "FLEX-V2," "MAJESTIC VARIABLE COLI," "MAJESTIC VARIABLE ESTATE PROTECTION," "MAJESTIC VARIABLE ESTATE PROTECTION 98," "MAJESTIC VARIABLE UNIVERSAL LIFE," "MAJESTIC VARIABLE UNIVERSAL LIFE 98," "MEDALLION VARIABLE LIFE," "MEDALLION VARIABLE UNIVERSAL LIFE PLUS," "MEDALLION VARIABLE UNIVERSAL LIFE EDGE," "MEDALLION EXECUTIVE VARIABLE LIFE," "MEDALLION EXECUTIVE VARIABLE LIFE II," "MEDALLION EXECUTIVE VARIABLE LIFE III," "VARIABLE ESTATE PROTECTION," "VARIABLE ESTATE PROTECTION PLUS," "VARIABLE ESTATE PROTECTION EDGE" or "VARIABLE MASTER PLAN PLUS."

This Supplement amends each of the Product Prospectuses.

LARGE CAP GROWTH AND SMALL/MID CAP CORE/SM/ FUNDS

Revised Fund Expenses

     The fund expenses shown in the Product Prospectuses for the Large Cap Growth and Small/Mid Cap CORE/SM/ Funds have changed. The shareholders approved increases in investment management fees for these funds of the Variable Series Trust, effective October 7, 2002. The fee table in the Product Prospectuses does not reflect those increases. Set out below is a supplementary expense table that shows what the affected Fund's expenses would have been had the investment management fee increases been in place for all of 2001:

                                                                                              Total Fund            Total Fund
                                 Investment    Distribution and       Other Operating          Operating             Operating
                                 Management         Service            Expenses With         Expenses With         Expenses Absent
Fund Name                           Fee          (12b-1) Fees          Reimbursement         Reimbursement         Reimbursement
---------                        ----------    ----------------       ---------------        -------------         ---------------
JOHN HANCOCK VARIABLE SERIES
  TRUST I:
Large Cap Growth ...............    0.80%             N/A                  0.03%                 0.83%                  0.83%
Small/Mid Cap CORE/SM/ .........    1.05%             N/A                  0.10%                 1.15%                  1.40%

     The illustrations in the Product Prospectuses do not reflect the increased expenses shown above and should be disregarded. If those expenses were reflected, the illustrated death benefits, account values and surrender values would be lower.

     Moreover, because your circumstances will no doubt differ from those used for the illustrations in the Product Prospectuses, the values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a hypothetical illustration that will be based upon the fund expenses shown in the Product Prospectus, as revised by this Supplement, and your proposed insured person's issue age, sex, underwriting classification and desired insurance amount.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE VARIABLE SERIES TRUST WAS UPDATED ON OCTOBER 7, 2002 AND CONTAINS DETAILED INFORMATION ABOUT THE FUNDS MENTIONED ABOVE. BE SURE TO READ THAT STATEMENT OF ADDITIONAL INFORMATION BEFORE SELECTING ANY OF THOSE FUNDS AS AN INVESTMENT OPTION. THE SUPPLEMENT MAY BE OBTAINED BY CALLING 1-800-732-5543.